             AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 3, 1995
- - --------------------------------------------------------------------------------
- - --------------------------------------------------------------------------------
                                  SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY REGISTRANT /X/           FILED BY A PARTY OTHER THAN THE REGISTRANT / /
- - --------------------------------------------------------------------------------

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                       CS FIRST BOSTON INCOME FUND, INC.
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
        ----------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/ / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price on other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

/X/ Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:
- - --------------------------------------------------------------------------------

                       CS FIRST BOSTON INCOME FUND, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                            NEW YORK, NEW YORK 10022

                            ------------------------
                     NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

To our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of CS First Boston Income Fund, Inc. (the "Fund") will be held on Tuesday, June 13, 1995, at 11:00 A.M., New York City time, at One Citicorp Center, 153 East 53rd Street, New York, New York 10022, for the following purposes:

          1. To elect Directors for the ensuing year.

          2. To ratify the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the year 1995.

          3. To approve a new Investment Advisory Agreement between the Fund and BEA Associates containing substantially the same terms, conditions and fees as the Fund's previous investment advisory agreement with CS First Boston Investment Management Corporation.

          4. To approve an amendment to the Articles of Incorporation of the Fund to change its name to "BEA Income Fund, Inc."

          5. To consider and act upon any other business as may properly come before the Meeting or any adjournments thereof.

                                          Hal Liebes
                                          Secretary

Dated: May 3, 1995

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

                       CS FIRST BOSTON INCOME FUND, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                            NEW YORK, NEW YORK 10022

                           -------------------------
                                 PROXY STATEMENT
                           -------------------------

    This statement is furnished by the Board of Directors (the "Directors") of CS First Boston Income Fund, Inc. (the "Fund") in connection with the solicitation by it of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Tuesday, June 13, 1995 at 11:00 A.M., New York City time, at One Citicorp Center, 153 East 53rd Street, New York, New York 10022, the principal executive office of BEA Associates ("BEA" or the "New Adviser"). The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

    If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified and the proxy is signed, shares will be voted FOR the election of each nominee for director and FOR the other proposals. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by requesting such action at the Meeting.

    The close of business on April 28, 1995 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 24,385,367 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about May 3, 1995. The Fund will furnish, without charge, a copy of its Annual Report for the fiscal year which ended December 31, 1994, upon written or oral request to the Fund c/o BEA Associates, One Citicorp Center, 153 East 53rd Street, New York, New York 10022, telephone (800) 852-4750.

    The holders of one-third of the shares of the Fund outstanding at the close of business on the record date, present in person or by proxy, will constitute a quorum for the meeting. Properly executed proxies that are marked "ABSTAIN" and broker non-votes will be treated as present for determining whether a quorum has been achieved at the Meeting. In the event that a quorum is not present or represented, the holders of a majority of the shares present in person or by proxy may adjourn the meeting, without notice other than announcement at the meeting, until the requisite number of shares entitled to vote at the meeting shall be present. If a quorum is present, but sufficient votes to approve one or more of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to disapprove the item, in which case such shares will be voted against the proposed adjournments.

    The election of Directors requires for approval the affirmative vote of a plurality of the shares represented at the meeting (Proposal No. 1). The affirmative vote of the holders of a simple majority of the shares represented at the meeting is required for the ratification of the selection of Price Waterhouse LLP ("Price Waterhouse") as independent accountants for the Fund (Proposal No. 2). The approval of the new Investment Advisory Agreement with BEA (Proposal No. 3) requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund which, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), means the lesser of (1) 67% of the Fund's shares present at a meeting of its shareholders if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy or
(2) more than 50% of the Fund's outstanding shares. The affirmative vote of a majority of the outstanding shares of the Fund is required for passage of the change of the Fund's name (Proposal No. 4).

    The expense of solicitation will be borne by the Fund and by CS First Boston Investment Management Corporation ("CSFBIM") and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners and to Geoserve Inc. (a proxy solicitation firm retained by CSFBIM for a fee payable by CSFBIM of $7,500). The solicitation of proxies will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic or oral communications by employees of CSFBIM or BEA.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     At the Meeting, four Directors will be elected to hold office until the next annual meeting following their election and until their respective successors are elected and qualify. It is the intention of the persons named in the accompanying form of Proxy to vote for the election of Enrique Arzac, Lawrence J. Fox, James S. Pasman, Jr. and Daniel H. Sigg. All of the nominees except for Daniel Sigg are currently members of the Board of Directors. Each of the nominees has consented to be named in this Proxy Statement and to serve as a Director if elected.

     The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such persons as the Board of Directors may recommend.

                  INFORMATION REGARDING NOMINEES AND OFFICERS

                                   DIRECTORS

                                                                                                        NUMBER OF SHARES
                                                                                     POSITION          BENEFICIALLY OWNED
                                             PRINCIPAL OCCUPATION                      WITH          DIRECTLY OR INDIRECTLY
     NAME AND ADDRESS       AGE              AND OTHER INFORMATION                     FUND           AS OF APRIL 28, 1995
- - --------------------------  ---   -------------------------------------------  --------------------  ----------------------
Professor Enrique Arzac     53    Professor of Finance and Director of the           Director                 1,500
  Columbia University             Financial Management Program, Graduate            since 1990
  Graduate School of              School of Business, Columbia University
  Business                        since 1971. Director of The Adam Express
  Uris Hall                       Company since 1983 and Petroleum and
  116th St. and Broadway          Resources Corporation since 1987
  New York, NY 10027              (investment companies). Director of CS
                                  First Boston Strategic Income Fund, Inc.
                                  since 1990.

Lawrence J. Fox             51    Partner of Drinker Biddle & Reath since            Director                     0
  1100 PNB Building               1976. Managing Partner from 1987 to 1989          since 1990
  Broad and Chestnut Sts.         and from January 1992 to present. Chairman
  Philadelphia, PA 19107          of Professional Responsibility Committee.
                                  Director of CS First Boston Strategic
                                  Income Fund, Inc. since 1990.

James S. Pasman, Jr.        64    Retired President and Chief Operating              Director                 1,000
  29 The Trillium                 Officer of National InterGroup, Inc.,             since 1987
  Pittsburgh, PA 15238            having been associated with National
                                  InterGroup, Inc., since 1989. Former
                                  Chairman of the Board and Chief Executive
                                  Officer of KaiserTech Ltd. and Kaiser
                                  Aluminum and Chemical Corp. Retired Vice
                                  Chairman of Aluminum Company of America
                                  ("Alcoa") having been associated with Alcoa
                                  from 1972 to 1985. Director of CS First
                                  Boston Strategic Income Fund, Inc. since
                                  1988 and of ADT, Ltd. since 1992.

Daniel H. Sigg**            39    Member of the Executive Committee and        Director-nominee and               0
  c/o BEA Associates              Managing Director of BEA (since September      Chief Executive
  153 E. 53rd Street              of 1990); head of International Equity       Officer since April
  New York, NY 10022              Sales and Trading at Swiss American                  1995
                                  Securities (1987 through September of
                                  1990).

                          CURRENT OFFICERS OF THE FUND

                                                                                                       NUMBER OF SHARES
                                                                                      POSITION        BENEFICIALLY OWNED
                                            PRINCIPAL OCCUPATION                        WITH        DIRECTLY OR INDIRECTLY
   NAME AND ADDRESS      AGE                AND OTHER INFORMATION                       FUND         AS OF APRIL 28, 1995
- - -----------------------  ---   -----------------------------------------------  ------------------------------------------
Robert Moore**           38    Mr. Moore joined BEA in 1987 and manages            President and                 0
  153 East 53rd Street         various fixed income portfolios. Prior to          Chief Investment
  New York, NY 10022           joining BEA, he was a Vice President at Salomon  Officer since April
                               Brothers, heading a fixed income team.                 1995***

Richard J.               34    Managing Director of BEA Associates. Director    Vice President since              0
  Lindquist*,**                of CS First Boston Investment Management               1990***
  153 East 53rd Street         Corporation, and Vice President of CS First
  New York, NY 10022           Boston Strategic Income Fund, Inc. since 1989.
                               Prior to that he was a Portfolio Manager with
                               Prudential Insurance Company of America from
                               January 1989 to July 1989, a Portfolio Manager
                               with T. Rowe Price Associates from June 1986 to
                               January 1989, and an Investment Credit Analyst
                               with New York Life Insurance Company from June
                               1982 to September 1984

Hal Liebes*              30    Chief Compliance Officer of CS First Boston           Secretary                   0
  599 Lexington Avenue         Investment Management Corporation and Assistant     since 1994***
  New York, NY 10022           Vice President of CS First Boston Corporation
                               since 1994. Prior to that, he was a staff
                               attorney in the Enforcement Division of the
                               U.S. Securities and Exchange Commission from
                               March 1991 to March 1994 and Corporate
                               Associate at Morgan Lewis & Bockius from
                               September 1989 to March 1991. It is anticipated
                               that upon consummation of the Transaction, he
                               will become Vice President-Legal Counsel of
                               BEA.

Harvey M. Rosen          38    Senior Vice President and Director of Fund            Treasurer                   0
  73 Tremont St.               Accounting and Fund Administration of Mutual        since 1993***
  Boston, MA 02108             Funds Service Company. Previously, Fund
                               Accounting Department Manager, Fidelity
                               Investments, from April 1987 to April 1988, and
                               Assistant Vice President-Fund Accounting Group
                               Manager, The Boston Company Advisors, Inc.
                               prior to April 1987.

Paul P. Stamler**        34    Vice President of BEA Associates (since June          Assistant                   0
  153 East 53rd Street         1993). From April 1992 to May 1993, Mr. Stamler    Treasurer since
  New York, NY 10022           was self-employed as a certified public             April 1995***
                               accountant. From June 1988 to March 1992, Mr.
                               Stamler was a Vice President at Bear, Stearns &
                               Co. Inc. Mr. Stamler is currently also the
                               Senior Vice President of The Latin America
                               Equity Fund, Inc., The Latin America Investment
                               Fund, Inc., The Portugal Fund, Inc., The
                               Indonesia Fund, Inc., The Chile Fund, Inc., The
                               Brazilian Equity Fund, Inc., The Emerging
                               Markets Infrastructure Fund, Inc., and The
                               Emerging Markets Telecommunications Fund, Inc.

Michael A. Pignataro**   35    Assistant Vice President and Chief                  Assistant Vice                0
  153 East 53rd Street         Administrative Officer for Investment Companies       President
  New York, NY 10022           of BEA (December 1990 through Present);             and Assistant
                               Assistant Vice President and Chief                 Secretary since
                               Administrative Officer for Investment Companies     April 1995***
                               of Basic Appraisals, Inc. (formerly BEA
                               Associates, Inc.) (August 1984 through December
                               1990); Chief Financial Officer and Secretary of
                               The Portugal Fund, Inc., The Latin America
                               Investment Fund, Inc., The Latin America Equity
                               Fund, Inc., The Brazilian Equity Fund, Inc.,
                               The Emerging Markets Infrastructure Fund, Inc.,
                               The Emerging Markets Telecommunications Fund,
                               Inc. and The Chile Fund, Inc.; Chief Financial
                               Officer and Assistant Secretary of The
                               Indonesia Fund, Inc.

- - ---------------
  * An "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), due to his affiliation with CSFBIM.
 ** An "interested person" of the Fund as defined in the 1940 Act, due to his affiliation with BEA.
*** Each officer of the Fund (the "Officers") will hold such office until a successor has been elected by the Board of Directors.

     As of April 28, 1995, the Officers, Directors and Director-nominees of the Fund as a group owned beneficially 2,500 shares, which amounts to less than 1% of the Common Stock of the Fund.

     The Fund pays annual compensation of $10,000, plus $500 for attendance per meeting of the Board of Directors or Committees thereof, plus certain out-of-pocket expenses, to each Director that is not affiliated with its investment adviser (three directors are not affiliated with CSFBIM or BEA). Each such Director is also a Director of CS First Boston Strategic Income Fund, Inc., and in that capacity receives the same annual and per-meeting fees, plus certain out-of-pocket expenses, for services as a Director of such fund. The following table sets forth the aggregate compensation from the Fund for the fiscal year ended December 31, 1994, for each Director who is not affiliated with the Fund's investment adviser, and total compensation from the Fund and CS First Boston Strategic Income Fund, Inc. for the fiscal year ended December 31, 1994 for each such Director, and for all such Directors as a group:

                                                                                TOTAL COMPENSATION FROM
                                                   AGGREGATE COMPENSATION       FUND AND CS FIRST BOSTON
               NAME OF DIRECTOR                          FROM FUND            STRATEGIC INCOME FUND, INC.
               ----------------                          ---------            ----------------------------
Enrique Arzac..................................           $ 13,500                      $ 27,000
Lawrence J. Fox................................           $ 13,500                      $ 27,000
James S. Pasman, Jr............................           $ 13,500                      $ 27,000
                                                          --------                      --------
  Total........................................           $ 40,500                      $ 81,000
                                                          ========                      ========

     By virtue of the responsibilities assumed by its investment adviser, the Fund itself requires no employees other than its Officers, and none of its Officers devotes full time responsibilities to the affairs of the Fund or receives any compensation from the Fund.

     The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board with respect to the management of the Fund's independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. As of the date hereof, the members of the Audit Committee are Messrs. Arzac, Fox and Pasman. The Board of Directors does not have a Nominating Committee.

     During 1994, there were five meetings of the Board of Directors and two meetings of the Audit Committee. Each Director attended 75% or more of the aggregate number of the meetings of the Board of Directors and committees on which he served held during the period for which he was a Director.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE FOR PROPOSAL NO. 1.

                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                (PROPOSAL NO. 2)

     The Directors, a majority of whom are not "interested persons" of the Fund (as defined in the 1940 Act), have selected and unanimously approved Price Waterhouse LLP as independent accountants for the Fund for the year ending December 31, 1995. Price Waterhouse LLP have been the independent accountants of the Fund since its organization. The ratification of the selection of independent accountants is to be voted upon at the Meeting and it is intended that the persons named in the accompanying proxy vote for Price Waterhouse LLP. A representative of Price Waterhouse LLP is expected to be present at the Annual Meeting of Stockholders, will have the opportunity to make a statement and is expected to be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE FOR PROPOSAL NO. 2.

                APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT
                                (PROPOSAL NO. 3)

     It is proposed that the Fund enter into a new investment advisory agreement (the "New Advisory Agreement") with BEA, a New York investment manager owned by CS Holding through its indirect subsidiary Credit Suisse Capital Corporation ("CS Capital"), in connection with the transfer by CSFBIM of substantially all of its investment management personnel and operations to BEA. The transfer of investment management personnel and operations is in connection with the sale of CSFBIM's assets and the transfer of certain of its liabilities to CS Capital (the "Transaction"). CSFBIM is also principally owned indirectly by CS Holding. At a meeting held on April 18, 1995, the Board of Directors, a majority of whom were not "interested persons" of the Fund (as defined in the 1940 Act), unanimously approved an interim advisory agreement between the Fund and BEA (the "Interim Advisory Agreement") containing the same terms as the previous advisory agreement between the Fund and CSFBIM (the "Previous Advisory Agreement"), except for the identity of the parties, commencement dates and the payment of fees, which have been waived by BEA under the Interim Advisory Agreement. On April 18, 1995, BEA became the Fund's new investment adviser under the Interim Advisory Agreement. The Interim Advisory Agreement shall terminate, pursuant to its terms, upon approval by the stockholders of the New Advisory Agreement, which except for the identity of the parties and commencement dates, contains the same terms as the Previous Advisory Agreement, including fee rate. The New Advisory Agreement was approved by the Fund's directors at their April 18, 1995 meeting. See "The Previous and Interim Advisory Agreements" and "The New Advisory Agreement."

BACKGROUND CONCERNING THE TRANSACTION

     CS First Boston, Inc. and CS Holding have agreed that it would be desirable to more closely integrate their respective investment management businesses on a worldwide basis. This integration is being implemented in the United States through the Transaction. CS First Boston, Inc., CSFBIM and CS Capital have entered into an agreement (the "Asset Purchase Agreement") providing for the sale of CSFBIM assets to, and the assumption of certain CSFBIM liabilities by, CS Capital. The aggregate consideration to be received by CSFBIM is approximately $8.3 million (including the value of liabilities to be assumed, based on March 31, 1995 estimates but excluding the value of certain contingent and potential liabilities to be assumed), subject to certain adjustments. On April 24, 1995, the investment management personnel of CSFBIM transferred to BEA, and BEA became the Fund's investment adviser under the Interim Advisory Agreement. The remainder of the Transaction is expected to be consummated shortly after the Meeting. It is contemplated that after a brief transition period following the consummation of the Transaction, CSFBIM will cease its operations.

SECTION 15(F)

     In the Asset Purchase Agreement, CS Capital agreed to use its best efforts to comply, and to use its best efforts to cause BEA to comply, with the provisions of Section 15(f) of the 1940 Act. That section provides, in pertinent part, that an investment adviser to an investment company may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, the investment adviser that results in an assignment of an investment advisory contract if (1) for a period of three years after the time of the assignment, at least 75% of the members of the board of directors of the investment company are not "interested persons" (as defined in the 1940 Act) of the new investment adviser or its predecessor; and (2) for a period of two years from the event, there is no "unfair burden" imposed on the investment company as a result of the transaction. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

EVALUATION BY THE BOARD

     The Directors discussed the Transaction and its implications for the Fund at their meeting held on April 18, 1995. The Directors received from representatives of BEA (the "Representatives") such information as the Directors requested and as was reasonably necessary to evaluate the New Adviser and the terms of the proposed Interim Advisory Agreement and the proposed New Advisory Agreement, and to determine whether approval of the New Adviser and such agreements was in the best interest of the Fund and its stockholders.

     During the meeting, the Directors (including a majority of those Directors who are not "interested persons" of the Fund, as that term is defined in the 1940 Act), after evaluation and with the advice and assistance of independent counsel to such Directors, voted to approve the Interim Advisory Agreement and the New Advisory Agreement described below.

     The Board of Directors also approved the proposal to change the name of the Fund to "BEA Income Fund, Inc." in order to reflect the change in the Fund's adviser, as more fully discussed under Proposal No. 4 below.

     During their deliberations, the Directors reviewed and discussed financial and other information provided by the Representatives relating to BEA, addressing issues that the Directors, with the assistance of independent counsel, determined were raised by the Transaction. Among other things, the Directors considered the fact that BEA is a significant and sophisticated investment management company with substantial experience in providing investment advisory, management, and administrative services to investment companies, pension funds and other institutional clients. The Directors evaluated the management and operations of BEA and information provided by BEA regarding the personnel proposed to manage the Fund, the investment performance of BEA, and the fact that BEA has stated that it has no plan to change or to recommend that the stockholders of the Fund change any of the Fund's policies or objectives. The Directors also took into account the fact that BEA has stated its intention to employ certain of CSFBIM's key employees currently involved in the management and administration of the Fund. BEA therefore expects to provide the Fund with a degree of continuity in portfolio management; however, there can be no assurance that the investment professionals of either CSFBIM or BEA will continue to serve in their current capacities. The Directors also considered that, following the transfer of the assets of CSFBIM, CSFBIM would be unable to continue to provide either management or investment advisory services to the Fund and that the only proposal presented to the Directors was the assumption of management of the Fund by BEA. The Board of Directors obtained assurances from the Representatives that BEA would provide satisfactory advisory and other services during the interim period and thereafter to the Fund of a scope and quality at least equivalent, in the Directors' judgment, to the scope and quality of services previously provided to the Fund.

     The Directors recommend that the stockholders of the Fund approve the New Advisory Agreement between the Fund and BEA.

THE PREVIOUS AND INTERIM ADVISORY AGREEMENTS

     BEA presently acts as the investment adviser to the Fund pursuant to the Interim Advisory Agreement. Prior to approval by the Directors of the Interim Advisory Agreement, CSFBIM served as investment adviser to the Fund pursuant to the Previous Advisory Agreement, dated as of January 22, 1991, between the Fund and CSFBIM. The Previous Advisory Agreement was approved by the stockholders of the Fund at a special meeting held on January 22, 1991, following CS Holding's increase in its indirect ownership interest in CS First Boston, Inc. from 44.5% to a substantial majority position. The Previous Advisory Agreement was last approved for continuance by the Board of Directors at a meeting held on February 21, 1995. The provisions of the Interim Advisory Agreement and the Previous Advisory Agreement are the same, except for the identity of the parties, commencement dates and the payment of fees, which have been waived by BEA under the Interim Advisory Agreement. See "Service Provided" and "Fees" below.

     Service Provided. Both the Previous Advisory Agreement and the Interim Advisory Agreement provide that the investment adviser, subject to the general supervision of the Directors and in accordance with the investment objectives, policies and restrictions of the Fund, will manage the investment operations of the Fund and the composition of the portfolio of securities and investments (including cash) belonging to the Fund. It is the responsibility of the investment adviser to make investment decisions for the Fund and to place purchase and sale orders for portfolio transactions. The investment adviser furnishes a continuous investment program for the Fund, maintains books and records with respect to its securities transactions, and pays all expenses involved in management of the Fund's investments. The investment adviser pays the salaries, fees and expenses of directors or officers of the Fund who are directors or partners, as the case may be, officers and employees of the investment adviser. The Previous Advisory Agreement and the Interim Advisory Agreement provide that the investment adviser shall not be liable to the Fund or any stockholder for anything done or omitted by it except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of duties imposed upon it pursuant to the Previous Advisory Agreement or the Interim Advisory Agreement, as the case may be, or for any losses that may be sustained in the purchase, holding or sale of securities.

     The Interim Advisory Agreement, which was approved by the Board of Directors as a temporary measure to provide for continuity of management of the Fund during and following the Transaction, will continue until the approval of the New Advisory Agreement by the stockholders of the Fund, and thereupon will automatically terminate. See "The New Advisory Agreement" below.

     Fees. For the services provided and expenses formerly borne by CSFBIM under the Previous Advisory Agreement, the Fund paid to CSFBIM as full compensation therefor, a fee, computed weekly and payable quarterly, at an annual rate equal to 0.50% of the average weekly net assets of the Fund. For the fiscal year ended December 31, 1994, CSFBIM was paid a fee of $1,032,360, which was equivalent to an annual rate of 0.50% of the average weekly net assets of the Fund. Under the Interim Advisory Agreement, BEA has agreed not to charge an advisory fee.

THE NEW ADVISORY AGREEMENT

     Service Provided. The terms of the New Advisory Agreement between the Fund and BEA are the same as the terms of the Previous Advisory Agreement, except as to the commencement and termination dates and the identity of the parties. A copy of the New Advisory Agreement is attached hereto as Exhibit A.

     If approved by the Fund's stockholders, the New Advisory Agreement shall continue in effect until January 31, 1997, and from year to year thereafter, subject to termination as hereinafter provided, if such continuance is specifically approved at least annually (i) by a vote of the holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of the Directors, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by a vote of a majority of the directors who are not parties to the New Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The New Advisory Agreement, like the Previous Advisory Agreement, will terminate automatically upon its assignment and is terminable at any time without penalty by a vote of the Directors or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) on 60 days' written notice to the New Adviser, or by the New Adviser on 90 days' written notice to the Fund.

     Fees. As compensation for services provided and the expenses borne by the New Adviser under the New Advisory Agreement, the Fund will pay the New Adviser the same fee as was paid to CSFBIM under the Previous Advisory Agreement, i.e., a fee computed weekly and payable quarterly, at an annual rate equal to 0.50% of the Fund's average weekly net assets.

     In order to be approved by stockholders of the Fund, the New Advisory Agreement must be approved by the holders of a majority of the outstanding voting securities of the Fund, which is defined in the 1940 Act as the lesser of
(i) 67% of such shares present at the Meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or
(ii) more than 50% of the outstanding shares.

     In the event stockholder approval of the New Advisory Agreement is not obtained, the Directors will take such action as they deem to be in the best interests of the Fund and its stockholders.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE FOR PROPOSAL NO. 3.

                        APPROVAL OF AN AMENDMENT TO THE
                     ARTICLES OF INCORPORATION OF THE FUND
                 TO CHANGE ITS NAME TO "BEA INCOME FUND, INC."
                                (PROPOSAL NO. 4)

     The Directors have considered and approved, subject to stockholder approval, an amendment to the Fund's Articles of Incorporation to change its name to "BEA Income Fund, Inc." The proposed amendment to the Fund's name would reflect the Fund's change of investment adviser (see Proposal No. 3).

     Under the Fund's Articles of Incorporation, and Maryland law, this amendment of the Articles of Incorporation requires the affirmative vote of a majority of the Fund's outstanding shares. In the event that the stockholders do not approve the proposed amendment to the Articles of Incorporation and the change in name is not adopted, the Directors will consider other appropriate action.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE FOR PROPOSAL NO. 4.

                         CERTAIN INFORMATION ABOUT THE
                            NEW ADVISER AND THE FUND

     BEA is a general partnership organized under the laws of the State of New York and, together with its predecessor firms, has been engaged in the investment advisory business for over 50 years. CS Capital is an 80% partner and Basic Appraisals, Inc., which is owned by members of BEA management, is a 20% partner in BEA. CS Capital is a wholly-owned subsidiary of Credit Suisse Investment Corporation, which is a wholly-owned subsidiary of Credit Suisse. In turn, Credit Suisse is a subsidiary of CS Holding, which is also the ultimate parent of CSFBIM. No one person or entity possesses a controlling interest in Basic Appraisals, Inc. BEA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

     BEA is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for private individuals, as well as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. As of December 31, 1994, BEA managed approximately $21 billion in assets, of which approximately $2.6 billion are assets of registered investment companies under the 1940 Act.

     As an investment adviser, BEA emphasizes a global investment strategy. BEA currently acts as investment adviser for fourteen registered investment companies under the 1940 Act. They are: The Chile Fund, Inc., The Indonesia Fund, Inc., The Portugal Fund, Inc., The Latin America Investment Fund, Inc., The Latin America Equity Fund, Inc., The Brazilian Equity Fund, Inc., The First Israel Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Bear Stearns Emerging Markets Debt Fund, Inc., The BEA International Equity Fund, The BEA Emerging Markets Equity Fund, The BEA Strategic Fixed Income Fund and The BEA U.S. Core Fixed Income Fund. BEA also acts as investment adviser for eighteen offshore funds, thirteen of which are equity funds: The South America Fund N.V., The Mexican Investment Company, Latin America Capital Partners, Ltd., Brazilian Equity Investments I Ltd., Argentine Equity Investments I Ltd., C.I. Global Fund, C.I. Emerging Markets Fund, C.I. North America Fund, C.I. Global Equity RSP Fund, C.I. Latin America Fund, Credit Suisse North America Fund, Credit Suisse Equity Fund-Latin America and Credit Suisse Transatlantic Fund; and five of which focus on investments in fixed income securities: The Mexico Debt Fund, The Bear Stearns Emerging Markets Fixed Income Fund, C.I. World Bond Fund, C.I. Global Bond RSP Fund and The Credis Emerging Markets Debt Fund. None of the funds for which BEA currently acts as investment adviser have investment objectives similar to those of the Fund.

     Pursuant to an Amended and Restated Partnership Agreement between Basic Appraisals and CS Capital, BEA is governed by a Board of Directors. Subject to the overall authority of the Board of Directors, the day to day affairs of BEA are managed by an Executive Committee. The names and principal occupations of the directors and principal executive officers of BEA are set forth below.

           NAME                    POSITION WITH BEA              OTHER PRINCIPAL OCCUPATIONS
- - ---------------------------  ------------------------------      ------------------------------
Manfred Adami..............  Chairman of the Board of            Member of the Executive Board
                             Directors                           of Credit Suisse.

Dr. Hans Geiger............  Director                            Member of the Executive Board
                                                                 of Credit Suisse.

Dr. Hermann Maurer.........  Director                            Member of Senior Management
                                                                 and Head of Asset Management
                                                                 of Credit Suisse.

Michael F. Orr.............  Director and Executive              Consulting Partner, Milbank,
                             Committee Member                    Tweed, Hadley & McCloy (active
                                                                 Partner prior to July 1,
                                                                 1990).

William W. Priest, Jr......  Director,                           Director of The Indonesia
                             Co-Chairman -- Executive            Fund, Inc.
                             Committee, Chief Executive
                             Officer and Managing Director

John B. Hurford............  Vice Chairman -- Executive
                             Committee and Managing Director

Albert L. Zesiger..........  Honorary Chairman -- Executive
                             Committee and Managing Direc-
                             tor

           NAME                    POSITION WITH BEA              OTHER PRINCIPAL OCCUPATIONS
- - ---------------------------  ------------------------------      ------------------------------
Emilio Bassini.............  Member of the Executive Com-        President and Secretary of The
                             mittee, Chief Financial             Indonesia Fund, Inc.;
                             Officer and Managing Director       Director, President and Chief
                                                                 Investment Officer of The
                                                                 Chile Fund, Inc., The Portugal
                                                                 Fund, Inc., The Emerging
                                                                 Markets Infrastructure Fund,
                                                                 Inc. and The Emerging Markets
                                                                 Telecommunications Fund, Inc.;
                                                                 Director, Chairman of the
                                                                 Board, President and Chief In-
                                                                 vestment Officer of The Latin
                                                                 America Investment Fund, Inc.
                                                                 and The Latin America Equity
                                                                 Fund, Inc.; Director, Chairman
                                                                 of the Board, President and
                                                                 Chief Executive Officer of The
                                                                 Brazilian Equity Fund, Inc.

Jeffrey A. Geller..........  Member of the Executive Com-
                             mittee and Managing Director

Daniel H. Sigg.............  Member of the Executive Com-        Director and Senior Vice
                             mittee and Managing Director        President of The Indonesia
                                                                 Fund, Inc., The Chile Fund,
                                                                 Inc., The Portugal Fund, Inc.,
                                                                 The Latin America Equity Fund,
                                                                 Inc., The Latin America
                                                                 Investment Fund, Inc., The
                                                                 Brazilian Equity Fund, Inc.,
                                                                 The First Israel Fund, Inc.
                                                                 and The Emerging Markets
                                                                 Infrastructure Fund, Inc.

Robert Moore...............  Executive Director, Fixed           Mr. Moore joined BEA in 1987
                             Income Portfolio Manager            and manages various fixed
                                                                 income portfolios. Prior to
                                                                 joining BEA, he was a Vice
                                                                 President at Salomon Brothers,
                                                                 heading a fixed income team.

Timothy T. Taussig.........  Managing Director, Director of      Mr. Taussig joined BEA in 1985
                             Client Development                  and is the Director of Client
                                                                 Development at BEA. His
                                                                 responsibilities include the
                                                                 marketing of all of BEA's
                                                                 portfolio investment strate-
                                                                 gies. Prior to joining BEA, he
                                                                 was Vice President and
                                                                 Marketing Director at Aetna
                                                                 Capital Management.

     The principal business address of all of the foregoing and of BEA is One Citicorp Center, 153 East 53rd Street, New York, New York 10022. In connection with the Transaction, CS Capital will acquire the 9000 Fund shares beneficially owned by CSFBIM. Such shares represent less than 1% of the Fund's outstanding shares.

                           CERTAIN INFORMATION ABOUT
                              CSFBIM AND THE FUND

     CSFBIM, an indirect subsidiary of CS First Boston, Inc., was incorporated in 1984 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Prior to the Transaction, CSFBIM provided investment services to institutional clients in both the equity and fixed-income markets. At December 31, 1994, CSFBIM had approximately $7.0 billion of assets under management and advisement. CS First Boston Securities Corporation, the parent of CSFBIM, is a wholly-owned subsidiary of CS First Boston, Inc. At December 31, 1994, CS Holding, a Swiss corporation, held 100% of the outstanding voting stock and approximately 65% of the economic interest in CS First Boston, Inc.

     In addition to the Fund, as of December 31, 1994, CSFBIM acted as the investment adviser or sub-adviser for six other registered investment companies or portfolios, as set forth below.

                                                       APPROXIMATE NET
                                                        ASSETS AS OF
                                                      DECEMBER 31, 1994         ANNUAL RATE OF
                       FUNDS                           (IN THOUSANDS)            COMPENSATION
                       -----                           --------------            ------------
CS First Boston Strategic Income Fund, Inc. ........      $ 78,252        0.50% of average weekly
                                                                          net assets
CS First Boston Investment Funds, Inc.
  Institutional Money Market Fund...................      $432,287        0.15% of average daily
                                                                          net assets
  Institutional Tax-Exempt Money Market Fund........      $ 53,223        0.20% of average daily
                                                                          net assets
  Institutional Government Fund.....................      $ 20,485        0.50% of average daily
                                                                          net assets
Equi-Select Series Trust
  Money Market Portfolio............................      $    200        0.125% of average daily
                                                                          net assets*
  Mortgage-Backed Securities Portfolio..............      $  5,000        0.35% of average daily
                                                                          net assets*

- - ---------------
* CSFBIM currently waives its fee under the terms of its sub-advisory agreement with the portfolios of Equi-Select Series Trust.
                            ------------------------

     Certain information regarding the Directors and the principal Executive Officers of CSFBIM prior to the Transaction is set forth below:

               NAME               POSITION WITH CS FIRST BOSTON INVESTMENT MANAGEMENT CORPORATION
               ----               ---------------------------------------------------------------
Joseph F. Huber...................                                         Co-Chairman of the Board
Robert J. Parker..................                                         Co-Chairman of the Board
Richard J. Lindquist..............                                                         Director
Robert C. Coby....................                                          Chief Operating Officer
Hal Liebes........................                                         Chief Compliance Officer
Agnes F. Reicke...................                                                        Secretary
Lori M. Russo.....................                                              Assistant Secretary

     The principal business address of all of the foregoing and of CSFBIM is 599 Lexington Avenue, New York, New York 10022, except for Mr. Parker, whose principal business address is One Cabot Square, London E14 4QJ, England. As of April 28, 1995, CSFBIM owned beneficially 9000 shares of the Fund, which represented less than 1% of the outstanding shares.

                             PORTFOLIO TRANSACTIONS

     If approved by the stockholders, the New Adviser will select the dealers that will execute the purchases and sales of portfolio securities for the Fund. Fixed-income securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter. In the purchase and sale of portfolio securities, the New Adviser will seek the best available price and most favorable execution. The Fund will not purchase securities from affiliates in principal transactions.

     Some securities considered for investment by the Fund may also be appropriate for other funds served by the New Adviser. If the purchase or sale of securities consistent with the investment policies of the Fund and one or more of the other funds served by the New Adviser are considered at about the same time, transactions in such securities will be allocated among the several funds in a manner deemed equitable by the New Adviser. The Fund paid no brokerage commissions for the year ended December 31, 1994 and expects to pay no brokerage commissions in 1995.

                               THE ADMINISTRATOR

     The Fund employs U.S. Trust Company of New York (the "Administrator"), under an Administration Agreement, to provide certain administrative services to the Fund. The principal business address of the Administrator is 73 Tremont Street, Boston, MA 02108-3913.

                                 OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon as set forth on page 1 of this Proxy Statement and according to their best judgment in the interest of the Fund.

                            STOCKHOLDER'S PROPOSALS

     A stockholder proposal intended to be presented at the Fund's Annual Meeting of Stockholders in 1996 must be received by the Fund on or before December 31, 1995 in order to be included in the Fund's proxy statement and form of proxy relating to that meeting. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the Federal securities laws must be complied with before inclusion of the proposal is required.

                                          Hal Liebes
                                          Secretary

Dated: May 3, 1995

     STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                   EXHIBIT A

                       CS FIRST BOSTON INCOME FUND, INC.
                   (BEING CHANGED TO "BEA INCOME FUND, INC.")

                         INVESTMENT ADVISORY AGREEMENT

     AGREEMENT, made as of the    day of           , 1995 between CS First
Boston Income Fund, Inc., a Maryland corporation whose name is being changed to "BEA Income Fund, Inc." (the "Fund"), and BEA Associates, a New York general partnership (the "Adviser").

                                   WITNESSETH

     WHEREAS, the Fund is a diversified, closed-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Fund desires to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to render such services;

     NOW, THEREFORE, in consideration of the premises and mutual promises hereinafter set forth, the parties hereto agree as follows:

     1. The Fund hereby appoints the Adviser to act as investment adviser to the Fund. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2. Subject to the supervision of the Board of Directors of the Fund, the Adviser will manage the portfolio of securities and investments (including cash) belonging to the Fund including the purchase, retention and disposition thereof and the execution of agreements relating thereto, in accordance with the Fund's investment objective, policies and restrictions as stated in the Prospectus (as defined in paragraph 4(f) of this Agreement) and subject to the following understandings:

          (a) The Adviser shall furnish a continuous investment program for the Fund and in so doing shall determine from time to time what investments or securities will be purchased, retained or sold by the Fund, and what portion of the assets will be invested or held uninvested as cash;

          (b) The Adviser shall use its best judgment in the performance of its duties under this Agreement;

          (c) The Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Articles of Incorporation, the Bylaws and Prospectus of the Fund and with the instructions and directions of the Board of Directors of the Fund and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;

          (d) The Adviser shall determine the securities to be purchased or sold by the Fund and as agent for the Fund will effect portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities; in placing orders with brokers and/or dealers the Adviser intends to seek the best available price and execution for purchases and sales; the Adviser shall also determine whether or not the Fund shall enter into repurchase or reverse repurchase agreements;

          On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other customers, the Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the

     Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and, if applicable, to such other customers;

          (e) The Adviser shall maintain books and records with respect to the securities transactions of the Fund and shall render to the Fund's Board of Directors such periodic and special reports as the Board of Directors may reasonably request;

          (f) The Adviser shall provide the Fund's Custodian as required with information relating to all transactions concerning the assets belonging to the Fund, except purchases of and any sales of the Fund's Common Stock ("Fund Shares"); and

          (g) The investment management services of the Adviser to the Fund under this Agreement are not to be exclusive, and the Adviser shall be free to render similar services to others.

     3. The Adviser is authorized to select the brokers and dealers that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain the best available price and execution, except as prescribed herein. Unless and until otherwise directed by the Board of Directors of the Fund, the Adviser may also effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise.

     4. The Fund has delivered copies of each of the following documents to the Adviser and will promptly notify and deliver to it all future amendments and supplements, if any:

          (a) Articles of Incorporation of the Fund, filed with the Department of Assessments and Taxation of the State of Maryland on February 11, 1987 (such Articles of Incorporation, as presently in effect and as amended from time to time, being herein called the "Articles of Incorporation");

          (b) Bylaws of the Fund (such Bylaws, as presently in effect and as amended from time to time, being herein called the "Bylaws");

          (c) Certified resolutions of the Board of Directors of the Fund authorizing the appointment of the Adviser and approving the form of this Agreement;

          (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-2 (No. 33-11996) (the "Registration Statement") as filed with the Securities and Exchange Commission (the "Commission") on February 13, 1987 relating to the Fund and the Fund Shares, and all amendments thereto;

          (e) Notification of Registration of the Fund under the 1940 Act on Form N-8A as filed with the Commission on February 13, 1987 and all amendments thereto; and

          (f) Prospectus of the Fund dated April 8, 1987 (such prospectus being herein called the "Prospectus").

     5. The Advisor shall authorize and permit any of its partners, agents and employees who may be elected as directors or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any of such partners, agents or employees of the Adviser.

     6. The Adviser shall keep the Fund's books and records required to be maintained by it pursuant to paragraph 2(e) of this Agreement. The Adviser agrees that all records which it maintains for the Fund are the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by the Adviser with respect to the Fund by Rule 31a-1 of the Commission under the 1940 Act.

     7. During the term of this Agreement the Adviser will pay all expenses (including without limitation the compensation of all its partners, agents and employees serving as directors or officers of the Fund pursuant to paragraph 5 of this Agreement) incurred by it in connection with its activities under this Agreement other than the cost of securities and investments purchased for the Fund (including taxes and brokerage commissions, if any).

     8. For the services provided and the expenses borne pursuant to this Agreement, the Fund will pay to the Adviser as full compensation therefor a fee, computed weekly and payable quarterly, at an annual rate equal to 0.50% per annum of the average weekly net assets of the Fund. This fee for each quarter will be paid to the Adviser during the month succeeding such quarter.

     9. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in
Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

   10. This Agreement shall become effective upon the later of (a) the termination of the previous Investment Advisory Agreement between the Fund and CS First Boston Investment Management Corporation or (b) its approval by the stockholders of the Fund in the manner prescribed by the 1940 Act. Upon becoming effective, this Agreement shall remain in effect until January 31, 1997, and shall continue in effect from year to year thereafter if such continuance is approved at least annually by (a) a majority of the outstanding voting securities (as defined in the 1940 Act) or by vote of the Fund's Board of Directors, cast in person at a meeting called for the purpose of voting on such approval, and (b) vote of a majority of the Directors of the Fund who are not parties to this Agreement; or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund on 60 days' written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty on 90 days' written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

   11. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Directors of the Fund from time to time, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

   12. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved (a) by vote of a majority of those Directors of the Fund who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, as (b) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

   13. Notices of any kind to be given to the Adviser by the Fund shall be in writing and shall be duly given if mailed or delivered to the Adviser at One Citicorp Center, 153 East 53rd Street, New York, New York 10022, Attention:
President, or at such other address or to such other individual as shall be specified by the Adviser to the Fund in accordance with this paragraph 13. Notices of any kind to be given to the Fund by the Adviser shall be in writing and shall be duly given if mailed or delivered to the Fund at CS First Boston Income Fund, Inc., One Citicorp Center, 153 East 53rd Street, New York, New York 10022, Attention: President, or at such other address or to such other individual as shall be specified by the Fund to the Adviser in accordance with this paragraph 13. The Adviser agrees to notify the Fund of any change in its membership within a reasonable time of such change.

   14. The Fund agrees that if this Agreement is terminated and the Adviser shall no longer be the adviser to the Fund, the Fund will, within a reasonable period of time, change its name to delete reference to "BEA".

   15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

   16. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                        CS FIRST BOSTON INCOME FUND, INC.
                                        (being changed to "BEA Income Fund,
                                        Inc.")

                                        By:
                                        ----------------------------------------

                                        BEA ASSOCIATES

                                        By:
                                        ----------------------------------------

                       CS FIRST BOSTON INCOME FUND, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                            NEW YORK, NEW YORK 10022

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS (THE "MEETING") TO BE HELD AT 11:00 A.M., NEW YORK CITY TIME, ON TUESDAY, JUNE 13, 1995, AT ONE CITICORP CENTER, 153 EAST 53RD STREET, NEW YORK, NEW YORK 10022.

     The undersigned hereby appoints Joseph Huber, Hal Liebes and Paul Stamler, and each of them, with full power of substitution, as proxies of the undersigned to vote at the Meeting and at all adjournments thereof, all shares of CS First Boston Income Fund, Inc. held of record by the undersigned on the record date for the Meeting upon the following matters, and upon any other matter which may properly come before the Meeting or any adjournment thereof, in their discretion.


                                 NEW ADDRESS:__________________________________
                                 ______________________________________________
                                 ______________________________________________
                                 ______________________________________________


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                                                    PLEASE MARK
                                                                /X/ YOUR CHOICES
                                                                     LIKE THIS

EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON, AND IN THE ABSENCE OF SPECIFICATIONS, WILL BE TREATED AS VOTING FOR PROPOSALS (1), (2),
(3) AND (4) BELOW.

                                ---------------
                                     COMMON

1.  Election of Directors:
    Nominees: Enrique R. Arzac, Lawrence J. Fox, James S. Pasman, Jr. and Daniel H. Sigg.

                        FOR             WITHHELD
                        all             from all
                      nominees          nominees
                        / /               / /

INSTRUCTION:  For, except vote withheld from the following nominee(s):

- - -------------------------------------------------------------------------------

2. To ratify the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the Fund for the year 1995.

               FOR             AGAINST             ABSTAIN
               / /               / /                 / /

3. To approve a new Investment Advisory Agreement between the Fund and BEA Associates containing substantially the same terms, conditions and fees as the Fund's previous investment advisory agreement with CS First Boston Investment Management Corporation.

               FOR             AGAINST             ABSTAIN
               / /               / /                 / /

4. To approve an amendment to the Articles of Incorporation of the Fund to change its name to "BEA Income Fund, Inc."

               FOR             AGAINST             ABSTAIN
               / /               / /                 / /

5. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

I PLAN
TO ATTEND / /
MEETING

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign, or if he/she signs, that stockholder's vote binds both stockholders. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by an authorized person. Receipt of Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

Signature(s)_______________________________________________Date________________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.